                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              Williams-Sonoma, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                              WILLIAMS-SONOMA, INC.
                              3250 VAN NESS AVENUE
                        SAN FRANCISCO, CALIFORNIA 94109

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Williams-Sonoma, Inc., a California corporation (the "Company"), will be held at the Company's offices, 3250 Van Ness Avenue, San Francisco, California 94109, Wednesday, May 29, 2002, commencing at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

     (1) To elect W. Howard Lester, Charles E. Williams, Dale W. Hilpert, Adrian D.P. Bellamy, Patrick J. Connolly, Michael R. Lynch, James A. McMahan, Edward A. Mueller, Heather M. Reisman and Richard T. Robertson to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified.

     (2) To ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending February 2, 2003.

     (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 2, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     Financial and other information concerning the Company is contained in the enclosed Annual Report for the fiscal year ended February 3, 2002.

     WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors

                                          Charles K. Birkett
                                          Assistant Secretary

San Francisco, California
April 29, 2002

                                PROXY STATEMENT

                             WILLIAMS-SONOMA, INC.
                              3250 VAN NESS AVENUE
                        SAN FRANCISCO, CALIFORNIA 94109

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 29, 2002
                            ------------------------

                              GENERAL INFORMATION

     This proxy statement (the "Proxy Statement") and the enclosed proxy card (the "Proxy Card") are furnished in connection with the solicitation of proxies by the Board of Directors of Williams-Sonoma, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company, to be held on Wednesday, May 29, 2002, and any adjournment or postponement of that meeting (the "Annual Meeting"). The Annual Report to the shareholders of the Company for the fiscal year ended February 3, 2002, including the financial statements of and other information concerning the Company, is also enclosed.

     This Proxy Statement and the accompanying Proxy Card are first being mailed or given to the Company's shareholders on or before April 29, 2002. The address of the principal executive offices of the Company is 3250 Van Ness Avenue, San Francisco, CA 94109.

RECORD DATE; QUORUM

     Only shareholders of record at the close of business on April 2, 2002 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 57,395,408 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, held of record by 519 shareholders. On April 15, 2002, the Board of Directors approved a two-for-one stock split of the outstanding shares of Common Stock. All numbers in this Proxy Statement relating to shares of the Company's Common Stock reflect pre-split numbers.

     The presence of persons entitled to vote a majority of all of the shares of Common Stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining whether a quorum is present at the Annual Meeting, shares represented in person or by properly executed proxy, including shares that abstain from voting on any proposal and shares held by brokers that are not voted because the brokers do not have discretionary authority, will be counted.

VOTING; PROXIES

     On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock in his or her name on the books of the Company as of the Record Date, except that shareholders may have cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle each shareholder of record to cast as many votes as are equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled as of the Record Date, which votes may be cast for one nominee or distributed among two or more nominees. For cumulative voting rights to be applicable, a candidate's or candidates' name(s) must have been properly placed in nomination prior to the voting and one or more shareholders must give notice at the Annual Meeting of the intention to cumulate votes prior to the commencement of voting. If any shareholder gives such notice, then every shareholder entitled to vote may cumulate votes for nominees. The ten nominees receiving the highest number of votes at the Annual Meeting will be elected. If additional persons are properly nominated for election, the proxyholders named in the enclosed Proxy Card will vote the shares covered by such proxies so as to elect the maximum number of nominees listed below as may be elected by cumulative voting (if applicable). In this event, the allocation of votes to specific nominees will be determined by the proxy holders in their discretion.

     All shares of Common Stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. IF AN EXECUTED PROXY IS RETURNED WITHOUT ANY SPECIFICATIONS AS TO HOW SHARES SHOULD BE VOTED, VOTES WILL BE CAST FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

     The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. Since the Company did not receive notice prior to March 6, 2002 of any other matter to come before the Annual Meeting, as to such other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting, by signing the Proxy Cards, shareholders confer discretionary authority on the proxyholders (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards on any such matter in their discretion.

     Any proxy given pursuant to this solicitation may be revoked by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance in person at the Annual Meeting does not itself revoke an otherwise valid proxy; however, any shareholder who attends such meeting may orally revoke his or her proxy at the Annual Meeting and vote in person.

VOTES REQUIRED; ABSTENTIONS AND BROKER NON-VOTES

     Elections of directors are determined by a plurality of shares of Common Stock represented in person or by proxy and voting at the Annual Meeting. The proposals to ratify the selection of Deloitte & Touche LLP as independent auditors requires approval by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, which shares voting affirmatively must constitute at least a majority of the required quorum. Abstentions and shares held by brokers that are present in person or represented by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted for the purpose of determining whether a quorum is present for the transaction of business. While abstentions and broker non-votes will have no effect on the outcome of the election of directors, abstentions and broker non-votes can have the effect of preventing approval of the proposal to ratify the selection of independent auditors where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

SOLICITATION OF PROXIES AND EXPENSES

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed will be paid by the Company. Copies of solicitation materials will be furnished to brokers and others holding Common Stock of the Company to forward to their principals, and the Company will reimburse them for reasonable expenses in doing so. The Company expects that some of its officers or employees (none of whom will receive special compensation) will solicit proxies personally and by telephone or other means. In addition, the Company has retained the services of Skinner & Company to assist in the solicitation of proxies at an estimated cost of $5,000.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, ten directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The ten nominees receiving the highest number of votes from holders of shares of Common Stock represented and voting at the Annual Meeting will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of the nominees below. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the ten nominees named below. If any of the listed nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such person or persons as the proxyholders may designate. The Board of Directors has no reason to believe that any of the nominees will be unable or decline to serve as a director.

     The Company's Restated Bylaws presently provide for not less than seven nor more than thirteen directors, the exact number of directors following this Annual Meeting having been fixed by the Board of Directors at ten. The proxies cannot be voted for a greater number of persons than the number of nominees named.

     There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer of the Company. See "Information Regarding the Director Nominees of the Company."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

INFORMATION REGARDING THE DIRECTOR NOMINEES OF THE COMPANY

     The following table sets forth information, as of April 2, 2002, with respect to each person nominated for election as a director. All nominees currently serving on the Board of Directors were elected directors at the Annual Meeting of Shareholders held on May 23, 2001. Each nominee has furnished the biographical information set forth below as to his or her principal occupation.

                                                                                             DIRECTOR
            NOMINEE              AGE     POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE    SINCE
            -------              ---     -------------------------------------------------   --------
W. Howard Lester...............  66     Chairman since 1986 and Chief Executive Officer        1979
                                        from 1979 - April 2001. Member of the Nominations
                                        and Corporate Governance Committee. Director of
                                        Harold's Department Stores, Inc.
Dale W. Hilpert................  59     Chief Executive Officer since April 2001. Chairman     2001
                                        and Chief Executive Officer of Venator Group
                                        (retail stores) from 2000 - 2001. President and
                                        Chief Executive Officer of Venator Group from
                                        1999 - 2000. President and Chief Operating Officer
                                        of Venator Group from 1995 - 1999. Chairman and
                                        Chief Executive Officer of Payless Shoe Source
                                        Division of The May Department Stores Company
                                        (retail stores) from 1985 - 1995.
Charles E. Williams............  86     Founder and Vice Chairman since 1986.                  1973
Adrian D.P. Bellamy............  60     Chairman of the Compensation Committee and member      1997
                                        of the Nominations and Corporate Governance
                                        Committee. Chairman and Director of The Body Shop
                                        Inc., The Body Shop International PLC (personal
                                        care products) and Gucci Group N.V. (luxury goods).
                                        Director of The Gap, Inc. (clothing retailer), and
                                        Reckitt Benckiser PLC (household, personal and
                                        health products).

                                                                                             DIRECTOR
            NOMINEE              AGE     POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE    SINCE
            -------              ---     -------------------------------------------------   --------
Patrick J. Connolly............  55     Executive Vice President and Chief Marketing           1983
                                        Officer since 2000. Executive Vice President,
                                        General Manager, Catalog from 1995 - 2000. Senior
                                        Vice President, Mail Order from 1991 - 1995. Vice
                                        President, Mail Order from 1979 - 1990.
Michael R. Lynch...............  50     Chairman of the Nominations and Corporate              2000
                                        Governance Committee and member of the Audit
                                        Committee. Current position -- Managing Director of
                                        Goldman, Sachs & Co. Employed at Goldman, Sachs &
                                        Co. (investment banking) since 1976.
James A. McMahan...............  79     Chief Executive Officer of McMahan Furniture Stores    1979
                                        (furniture retailer) from 1947 - 1999.
Edward A. Mueller..............  54     Chairman of the Audit Committee and Member of the      1999
                                        Nominations and Corporate Governance Committee.
                                        President and Chief Executive Officer of Ameritech
                                        (telecommunications) since 2000. President of SBC
                                        Int'l Operations (telecommunications) from
                                        1999 - 2000. President of Pacific Bell
                                        (telecommunications) from 1997 - 1999. President of
                                        Southwestern Bell (telecommunications) from
                                        1994 - 1997.
Heather M. Reisman.............  53     Member of the Audit Committee. Chairman, Chief         2000
                                        Executive Officer and President, Indigo Books &
                                        Music, Inc. (book and music retailer) since August
                                        2001. Chief Executive Officer of Chapters, Inc.
                                        (book retailer) 2001. President and Chief Executive
                                        Officer of Indigo Books and Music, Inc. from
                                        1996 - 2001.
Richard T. Robertson...........  56     Member of the Compensation Committee. President of     2000
                                        Warner Bros. Domestic Television Distribution
                                        (entertainment) since 1989.

COMPENSATION OF DIRECTORS

     The Company's directors do not receive any cash compensation for services provided as members of the Board. Directors are awarded nonqualified stock options annually under either the Company's 1993 Stock Option Plan or the Company's 2001 Stock Option Plan. Eligible directors are each awarded an option to purchase 13,500 shares of Common Stock upon their initial election to the Board and an option to purchase 10,500 shares of Common Stock each time they are re-elected to the Board. The exercise price of these options is fixed at the fair market value of the Common Stock on the date of the annual meeting at which the directors are elected.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended February 3, 2002, the Board of Directors of the Company held a total of four meetings and did not act by unanimous written consent. The Board of Directors has three standing Committees: an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee.

     During the last fiscal year, the Audit Committee of the Board of Directors (the "Audit Committee") held five meetings. The Audit Committee at the beginning of such fiscal year was comprised of Messrs. Nathan Bessin (chairman), Mueller and John E. Martin. The Audit Committee at the end of such fiscal year was comprised of Messrs. Mueller (Chairman), Martin, Lynch and Ms. Reisman. Mr. Bessin resigned from the Board of Directors in April 2001 and Mr. Martin chose not to seek reelection to the Board of Directors for fiscal year 2002. Messrs. Bessin, Mueller, Martin and Lynch and Ms. Reisman are independent as that term is defined in Section 303.01 of the New York Stock Exchange listing standards. The Audit Committee's primary responsibilities fall into three broad categories:
(1) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) to review and appraise the audit efforts of the Company's independent auditors and internal audit department;

and (3) to provide an open avenue of communication among the independent auditors, financial and senior management, the Company's internal audit department and the Board of Directors. The Board of Directors has adopted a written Charter for the Audit Committee.

     During the last fiscal year, the Compensation Committee of the Board of Directors (the "Compensation Committee") met twice. The Compensation Committee at the beginning of such fiscal year was comprised of Messrs. Bellamy (chairman), Martin, McMahan and Lynch. The Compensation Committee at the end of such fiscal year was comprised of Messrs. Bellamy (Chairman), McMahan, Robertson and Martin. Mr. Martin chose not to seek reelection to the Board of Directors for fiscal year 2002 and Mr. McMahan resigned from the Compensation Committee on February 6, 2002. The Compensation Committee is primarily responsible for officers' compensation matters and for administering the Company's compensation plans.

     The Nominations and Corporate Governance Committee of the Board of Directors (the "Nominations and Corporate Governance Committee") met twice during the last fiscal year. The Nominations and Corporate Governance Committee at the beginning and end of such fiscal year was comprised of Messrs. Lynch (Chairman), Bellamy, Lester and Mueller. The Nominations and Corporate Governance Committee is primarily responsible for determining the qualifications of and selecting director nominees, and for setting policies regarding corporate governance responsibilities of the Board and management. The Nominations and Corporate Governance Committee generally considers nominees recommended by the Company's shareholders. The procedures for submitting nominees are detailed in the section entitled "Proposals of Shareholders".

     During the fiscal year ended February 3, 2002, each incumbent director attended at least 75% of the aggregate of the meetings of the Board of Directors. Each director attended at least 75% of the aggregate of the total number of meetings held by all committees upon which such director served during the periods that such director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Bellamy, Martin and McMahan served on the Compensation Committee from January 29, 2001 to February 3, 2002. Mr. Robertson served on the Compensation Committee from May 23, 2001 to February 3, 2002. None of the current or former members of the Compensation Committee are or were officers or employees or former officers or employees of the Company or its subsidiaries. Mr. McMahan, who had a material interest in certain transactions with the Company as described under "Certain Relationships and Related Transactions", resigned from the Compensation Committee on February 6, 2002.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to the liabilities of Section 18 of the Exchange Act. The Report shall not be deemed incorporated by reference into any other Company filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except to the extent that the Company specifically incorporates it by reference.

     The Audit Committee assists the Board of Directors in overseeing and monitoring the Company's financial reporting process and the quality of the internal and external audit process. The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended February 3, 2002.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended February 3, 2002 with management. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, the auditors' responsibilities, any significant issues arising during the audit and any other matters relating to the conduct of the audit of the Company's financial statements. The Audit

Committee has also received the written disclosures and the letter from Deloitte & Touche LLP regarding its independence from the Company, as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence from the Company. The Audit Committee also considered whether the provision of services covered in all "All Other Fees" below is compatible with maintaining independence of Deloitte & Touche LLP. On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2002, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Edward Mueller, Chairman
                                          Michael Lynch
                                          John Martin
                                          Heather Reisman

AUDIT AND RELATED FEES

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services for the audit of the Company's consolidated financial statements for the fiscal year ended February 3, 2002 and reviews of the condensed, consolidated financial statements included in the Company's Quarterly Reports on Forms 10-Q for the fiscal year ended February 3, 2002 were approximately $329,000.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by Deloitte & Touche LLP to the Company for financial information systems design and implementation for the fiscal year ended February 3, 2002.

All Other Fees

     The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended February 3, 2002 were $1,125,500. Such fees were comprised of
(i) audit related services of $71,500, (ii) tax planning services of $511,600,
(iii) inventory management consulting services of $341,000 billed by Deloitte Consulting, and (iv) other non-audit services of $201,400. Deloitte & Touche has recently announced its intent to separate Deloitte Consulting from the firm.

     The Audit Committee has considered whether the provision of these services is compatible with maintaining Deloitte & Touche LLP's independence.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     Executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board, subject to rights, if any, under contracts of employment. Certain information concerning such executive officers is set forth below:

                NAME                   AGE      POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
                ----                   ---      -------------------------------------------------
W. Howard Lester.....................  66     *
Charles E. Williams..................  86     *
Laura J. Alber.......................  33     President, Pottery Barn Brands since February 2002.
                                              Executive Vice President, Pottery Barn Brand,
                                              2000 - February 2002. Senior Vice President, Pottery
                                              Barn Catalog and Pottery Barn Kids Retail,
                                              1999 - 2000. Divisional Vice President, Pottery Barn
                                              Catalog, 1997 - 1999. Director, Pottery Barn Catalog,
                                              1996 - 1997.
James E. Boike.......................  55     Executive Vice President and Chief Operating Officer
                                              since 2001. Executive Vice President, Premium Brands,
                                              2000 - 2001. Executive Vice President, Stores and
                                              Operations, 1997 - 2000. Senior Vice President,
                                              Stores, 1995 - 1997. Vice President, Stores,
                                              1994 - 1995. Vice President, Merchandise Operations,
                                              1993 - 1994.
John S. Bronson......................  54     Senior Vice President, Human Resources since 1999.
                                              Pepsi-Cola Worldwide (soft drinks) 1979 - 1999,
                                              Executive Vice President of Human Resources,
                                              1997 - 1999.
James A. Brownell....................  44     Senior Vice President, Chief Information Officer since
                                              2001. Vice President of Information Technology of Toys
                                              R Us.com (toy retailer), 2000. The Gap, Inc. (clothing
                                              retailer) 1979 - 2000, Vice President of Distribution
                                              Systems and Supply Chain, 1995 - 2000.
Patrick J. Connolly..................  55     *
Patrick Cowell.......................  52     President, Williams-Sonoma Brand since March 2002.
                                              President, Cowell Development (real estate
                                              development), 1999 - present. President and CEO
                                              Airport Group International (management and
                                              development), 1996 - 1999. President, Americas and
                                              Caribbean, Sun International Hotels and Resorts (hotel
                                              chain), 1994 - 1996. Hyatt Hotels Corporation (hotel
                                              chain) 1972 - 1994, Divisional Vice President Western
                                              Division, 1993 - 1994.
Dale W. Hilpert......................  59     *
Donna H. Isralsky....................  46     Senior Vice President, Product Supply Chain and
                                              International Operations since 1999. Vice President,
                                              Product Supply Chain, 1996 - 1999. Vice President,
                                              Operations, Production and Sourcing of Reebok
                                              International Ltd. (shoe manufacturer), 1994 - 1996.
Ronald M. Loeb.......................  69     Senior Vice President, General Counsel since 1999.
                                              Irell & Manella (law firm) 1959 - 1997, Senior Partner
                                              1972 - 1997. Retired 1997 - 1999.
Sharon L. McCollam...................  39     Senior Vice President, Chief Financial Officer since
                                              2000. Vice President, Finance, 2000. Chief Financial
                                              Officer of Dole Fresh Vegetables, Inc. (food
                                              producer), 1996 - 2000.

---------------
* Biographical information can be found in the table under the section entitled "Information Regarding the Director Nominees of the Company".

EXECUTIVE COMPENSATION

     The following tables set forth the annual and long-term compensation of, and stock options and restricted stock held by, the Company's Chief Executive Officer and its four other most highly compensated executive officers who served as executive officers during the fiscal year ended February 3, 2002 and whose total annual salaries and bonuses exceeded $100,000 during such fiscal year (collectively, the "Named Executive Officers"). None of the Named Executive Officers held stock appreciation rights during the years represented in the tables.

Summary Compensation Table

                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                     ANNUAL                            ------------------------
                                                COMPENSATION(2)            ALL         RESTRICTED    SECURITIES
                                              --------------------        OTHER          STOCK       UNDERLYING      ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR(1)   SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)     OPTIONS(#)   COMPENSATION($)
   ---------------------------      -------   ---------   --------   ---------------   ----------    ----------   ---------------
W. Howard Lester..................   2001     $899,787    $400,000            --               --      50,000         $ 7,754(3)
  Chairman of the Board of
  Directors                          2000      893,796          --            --               --     200,000          10,034
  (CEO through April 1, 2001)        1999      750,656          --            --               --     100,000          12,660
Dale W. Hilpert...................   2001      754,038     355,000       $25,000       $7,725,000(4)  500,000             954(5)
  Chief Executive Officer            2000           --          --            --               --          --              --
  (commencing April 2, 2001)         1999           --          --            --               --          --              --
Laura J. Alber....................   2001      407,700     175,000            --               --     200,000           7,523(6)
  President, Pottery Barn Brands     2000      278,291          --            --               --          --           7,319
  (commencing February 11, 2002)     1999      236,438          --            --               --          --           7,681
James E. Boike....................   2001      544,462     225,000            --               --     100,000           5,403(7)
  Executive Vice President and
  Chief                              2000      375,680          --            --               --      50,000           5,784
  Operating Officer                  1999      297,842          --            --               --      25,000           5,363
Patrick J. Connolly...............   2001      506,065     140,000            --               --      20,000           7,754(8)
  Executive Vice President, Chief    2000      482,923          --            --               --     200,000           9,304
  Marketing Officer, and Director    1999      385,958      75,000            --               --      40,000           8,024

---------------

(1) Rows specified "2001," "2000" and "1999" represent fiscal years ended February 3, 2002, January 28, 2001 and January 30, 2000, respectively.

(2) While the Named Executive Officers enjoy certain perquisites, the aggregate value of such perquisites for the fiscal years shown did not exceed or equal the lesser of $50,000 or 10% of each such officer's salary and bonus for the applicable fiscal year.

(3) Comprised of (i) premiums in the amount of $954 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $6,800 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

(4) Mr. Hilpert owned 250,000 shares of restricted stock having an aggregate value of $11,195,000 at the end of the fiscal year ending February 3, 2002. The shares will vest on March 30, 2004 (provided that Mr. Hilpert continues to be employed by the Company) unless they earlier vest upon Mr. Hilpert's death, disability, termination without cause or for good reason (as defined in Mr. Hilpert's employment agreement) or upon a change of control. Mr. Hilpert is entitled to receive dividends payable in respect of the shares.

(5) Comprised of premiums in the amount of $954 paid by the Company for term life insurance in excess of $50,000.

(6) Comprised of (i) premiums in the amount of $954 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $6,569 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

(7) Comprised of (i) premiums in the amount of $954 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $4,449 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

(8) Comprised of (i) premiums in the amount of $954 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $6,800 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

Option Grants in Last Fiscal Year

     The following table sets forth the information noted for all grants of stock options made to the Named Executive Officers during the fiscal year ended February 3, 2002, based on the Company's performance in fiscal year 2000:

                                               INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                             ------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                             NUMBER OF    PERCENTAGE OF                                 RATES OF STOCK PRICE
                             SECURITIES   TOTAL OPTIONS                               APPRECIATION FOR OPTION
                             UNDERLYING     GRANTED TO     EXERCISE OR                          TERM
                              OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION   ------------------------
           NAME              GRANTED(#)   FISCAL YEAR(%)     ($/SH)         DATE        5%($)        10%($)
           ----              ----------   --------------   -----------   ----------   ----------   -----------
W. Howard Lester...........    50,000          2.06%         $27.32       3/27/11     $  859,070   $ 2,177,052
Laura J. Alber.............   200,000          8.25           27.70       3/19/11      3,484,076     8,829,333
James E. Boike.............   100,000          4.13           27.32       3/27/11      1,718,140(1)   4,354,104
Patrick J. Connolly........    20,000          0.83           27.32       3/27/11        343,628       870,821

---------------

(1) Mr. Boike's stock options may vest earlier upon the occurrence of certain conditions pursuant to Mr. Boike's employment agreement with the Company, as described more fully below.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Value

     The following table sets forth information with respect to the exercise of stock options during the fiscal year ended February 3, 2002 and the fiscal year-end value of unexercised options held by the Named Executive Officers:

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                              SHARES                             YEAR-END(#)              FISCAL YEAR-END($)(2)
                           ACQUIRED ON        VALUE      ---------------------------   ---------------------------
          NAME            EXERCISE(#)(1)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            --------------   -----------   -----------   -------------   -----------   -------------
W. Howard Lester........          --        $     --       826,500        358,000      $28,242,255    $7,970,460
Dale W. Hilpert.........          --              --       100,000        400,000        2,065,500     8,262,000
Laura J. Alber..........      20,480         413,952        27,100        319,880          495,251     6,233,668
James E. Boike..........      30,000         769,518            --        165,000               --     3,292,100
Patrick J. Connolly.....          --              --       185,250        250,000        4,821,265     4,537,840

---------------

(1) Figures have been adjusted to reflect stock splits.

(2) Represents the difference between the closing market price of the Company's common stock on February 1, 2002 ($44.78 per share) and the exercise price of the options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

Mr. Hilpert's Employment with the Company

     The Company entered into a five-year employment agreement (the "Hilpert Agreement") with Mr. Dale W. Hilpert, the term of which commenced April 2, 2001 and pursuant to which Mr. Hilpert serves as the Chief Executive Officer of the Company and as a director. Pursuant to the agreement, Mr. Hilpert receives an annual base salary of $950,000, subject to future increases, plus $25,000 annually as a miscellaneous allowance. He is also eligible to receive a bonus under the Company's 2001 Incentive Bonus Plan. In addition, Mr. Hilpert was granted 250,000 shares of restricted stock pursuant to a Restricted Stock Agreement, which shares are subject to vesting requirements.

     If the Company terminates Mr. Hilpert's employment without "cause," or if Mr. Hilpert terminates his employment with the Company for "good reason" (as both are defined in the Hilpert Agreement), Mr. Hilpert would be entitled to receive continuation of his base salary until the later of March 31, 2006 or the second anniversary of the date of termination of Mr. Hilpert's employment with the Company, unless Mr. Hilpert earlier dies or violates certain post-employment requirements as described in the Hilpert

Agreement. Mr. Hilpert's health insurance coverage would also continue until Mr. Hilpert commences other employment or is no longer entitled to such coverage, and his stock options would become fully exercisable and his restricted stock would vest.

     In the event of a "change in control" (as defined in the Hilpert Agreement), Mr. Hilpert's stock options would become fully exercisable and his restricted stock would vest. Also, Mr. Hilpert would have the right to terminate his employment by written notice to the Company within the 30-day period following the date which is three months after the change in control. Upon the giving of such notice, or in the event the Company terminates Mr. Hilpert's employment without cause or Mr. Hilpert terminates his employment for good reason during the two-year period after the change in control, the Company would pay to Mr. Hilpert a lump sum equal to the greater of (a) the aggregate amount Mr. Hilpert would have received if he had terminated his employment for good reason in the absence of a change in control and (b) the amount which is three times the sum of Mr. Hilpert's base salary in effect immediately before the change in control and Mr. Hilpert's bonus target in the year of his termination of employment, plus, in each case, the amount of any excise tax to which Mr. Hilpert becomes subject under Section 4999 of the Internal Revenue Code as a result of such payment. On Mr. Hilpert's death or disability, his restricted stock would vest and his stock options would become fully exercisable.

Ms. Alber's Employment with the Company

     The Company entered into an employment agreement (the "Alber Agreement") with Ms. Laura J. Alber, effective as of March 19, 2001, pursuant to which Ms. Alber serves as the Executive Vice President of Pottery Barn. The Alber Agreement provides for a three-year term, commencing on March 19, 2001, with additional one year terms until terminated by Ms. Alber or by the Company. Pursuant to the Alber Agreement, Ms. Alber will receive an annual base salary no less than $400,000. If the Company terminates Ms. Alber's employment without cause, or if Ms. Alber terminates her employment with the Company for "good reason" (as defined in the Alber Agreement) she would be entitled to receive continuation of her base salary and health insurance coverage for up to three years, so long as she does not breach certain post-termination obligations under the Alber Agreement. Ms. Alber was elected President, Pottery Barn Brands effective February 11, 2002.

Mr. Boike's Employment with the Company

     The Company entered into an agreement (the "Boike Agreement") with Mr. James E. Boike, the Company's Chief Operating Officer, effective as of May 8, 2001, pursuant to which the Company agreed to pay to Mr. Boike a "guaranteed spread" on certain unvested stock options owned by Mr. Boike. The guaranteed spreads are subject to a cap, and the spreads and the cap are dependent on whether Mr. Boike's employment terminates after the first or after the second year of the Boike Agreement.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee covering the Company's fiscal year ended February 3, 2002 shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C of the Exchange Act, or to the liabilities of
Section 18 of the Exchange Act. The Report shall not be deemed incorporated by reference into any other Company filing under the Exchange Act or the Securities Act except to the extent that the Company specifically incorporates it by reference.

General

     The Compensation Committee is responsible for setting the Company's policy on executive compensation, making recommendations to the Board regarding compensation paid to executive officers of the Company, including the Named Executive Officers, and providing assistance and recommendations with respect to compensation plans. The Compensation Committee is comprised of the directors named below, none of whom has ever served as an officer of the Company.

Philosophy on Executive Compensation

     The Compensation Committee believes that officers and other key employees should have a significant stake in the Company's stock price performance under compensation programs that link executive compensation to shareholder value. For this reason, the Company's executive compensation programs are designed to enable the Company to attract, retain, motivate and reward highly qualified executives while maintaining strong and direct links between executive pay, individual performance, the Company's financial performance and shareholder returns.

     In establishing and evaluating the Company's executive compensation programs, the Compensation Committee focuses on the competitiveness of the Company's compensation programs. The compensation practices of many different companies, both within and outside the retail industry, are relevant to the analysis. Specifically, the Compensation Committee considers both pay practices at retailers of comparable size who are part of the Center for Research in Security Prices ("CRSP") Index for NASDAQ Retail Trade Stocks, one of the indices used in the Performance Graph, as well as pay practices at other companies considered comparable based on the industry, revenues and other factors (together, the "Comparable Companies") when assessing the competitiveness of the Company's compensation programs. In addition, the Compensation Committee utilizes an independent executive compensation advisor for information on competitive compensation levels.

Implementation of Philosophy

     The Compensation Committee considers three major elements in the Company's compensation program -- base salary, annual incentive opportunities, and long-term incentives.

Base Salary

     Base salaries are generally positioned competitively with the third quartile (i.e., top 50 - 75%) of Comparable Companies, and adjusted for individual performance and contributions to the Company's success. The Compensation Committee reviews the salaries of the Company's executive officers, including the Named Executive Officers, on an annual basis. For the Company's fiscal year 2001, this review occurred in February 2002. Base salaries generally were based on the Company's performance in fiscal year 2001 (and, with respect to Mr. Hilpert, based on the terms of his employment agreement with the Company).

Annual Incentives

     The second component of the Company's executive compensation program is annual incentives in the form of cash bonuses, which promote outstanding performance by rewarding participants for extraordinary annual results. Cash bonuses are paid only when the Company exceeds a minimum corporate earnings objective as established by the Compensation Committee in the first quarter of each fiscal year. Actual bonus payments are based upon the Company's performance against pre-established goals, as well as individual performance. When coupled with base salary, the targets for cash bonuses position the executives' annual cash compensation in the third quartile of the Comparable Companies.

     Key performance criteria for evaluating the Company and individual performance include business and financial objectives, people and organizational goals, and other relevant factors as determined by the Compensation Committee, with input from senior management. These criteria are weighted each year based upon current priorities and may be changed from year to year. In the first quarter of each fiscal year, a performance review report is presented to the Compensation Committee that summarizes management's view regarding whether, and to what extent, the key performance criteria were attained. The performance review report also discusses any other significant but unforeseen factors that positively or negatively affected the Company's performance.

     The Compensation Committee verifies the Company's actual earnings for each performance period, reviews management's recommendation for the resulting aggregate bonus awards and approves the aggregate amount. Generally, the Compensation Committee also reviews the individual recommendations for the

Company's executive officers, and the CEO approves the recommendations for all other participants. Based on the Company's performance in fiscal year 2001, incentive awards were paid to the Named Executive Officers, as follows:

Mr. Lester................................................  $400,000
Mr. Hilpert...............................................  $355,000
Ms. Alber.................................................  $175,000
Mr. Boike.................................................  $225,000
Mr. Connolly..............................................  $140,000

Long-Term Incentive Compensation

     The third component of the Company's executive compensation program, long-term incentive compensation, is designed to tie executive performance directly to the creation of shareholder value. This component consists of stock option grants provided on an annual basis through the Company's stock option plans.

     Under the Company's existing stock option plans, stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and generally vest annually over five years. This approach is intended to motivate executive officers and other employees of the Company to increase shareholder value over the long term. The Compensation Committee believes that stock options granted to the Company's executive officers, including the Named Executive Officers, reflect competitive practices of Comparable Companies and their assessment of the individual contributions. Based on the Company's performance in fiscal year 2001, no stock option awards were granted to Named Executive Officers (other than Mr. Hilpert, who received options pursuant to his employment agreement, as described below in "Chief Executive Officer Compensation").

     It is the Company's policy not to reprice stock options held by executive officers or other Company employees, in the event that the fair market value of the Common Stock falls below the exercise price of the stock options.

Chief Executive Officer Compensation

     As part of an annual process, the Compensation Committee applies the executive compensation philosophy to the total compensation packages of the CEO and the other executive officers. Mr. Hilpert was hired as Chief Executive Officer of Williams-Sonoma, Inc. effective April 2, 2001. In connection with recruiting Mr. Hilpert to Williams-Sonoma, Inc., the Company granted Mr. Hilpert 500,000 stock options of the Company's Common Stock. As part of his employment agreement, Mr. Hilpert was granted 250,000 restricted shares in 2001, which shares are subject to vesting requirements. The grant was based, in part, on amounts Mr. Hilpert forfeited by leaving his then current employer. The Company also paid Mr. Hilpert a $20,000 starting bonus, reimbursed specified relocation costs and reimbursed Mr. Hilpert's legal fees (capped at $15,000) in connection with the negotiation of the Hilpert Agreement.

     Mr. Hilpert's annual salary for fiscal year 2001 was $950,000 in accordance with the terms of his employment agreement. Mr. Hilpert was awarded $355,000 under the Company's 2001 Incentive Bonus Plan based on the achievement of certain Company objectives during performance year 2001. The amounts of the incentive bonus opportunity, the stock option grant, and the restricted shares were determined in part based on a review of competitive market pay data.

     A portion of Mr. Lester's compensation for fiscal year 2001 was based upon his services as Chief Executive Officer prior to April 1, 2001.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code could, depending on future compensation levels, limit the Company's ability to deduct compensation in excess of $1,000,000 paid to certain executive officers. Exceptions to this deductibility limit may be made for various forms of "performance-based" compensation. Based on 2001 compensation levels, no such limits on the deductibility of compensation were applicable for any officer of the Company. The Company has not adopted a policy specifically prohibiting compensation at a level that would limit deductions. While the Compensation Committee cannot predict how the deductibility limit may impact the Company's compensation program in future years, the Compensation Committee intends to maintain an approach to executive compensation that strongly links pay to performance. Based on this approach and with the intent of preserving the deductibility of executive compensation, the Compensation Committee recommended, and the Board of Directors approved, the 2001 Stock Option Plan and the 2001 Bonus Plan, both of which were approved by shareholders in 2001.

                                          COMPENSATION COMMITTEE

                                          Adrian Bellamy, Chairman
                                          John Martin
                                          James A. McMahan
                                          Richard Robertson

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return for the Company's Common Stock with those for the Center for Research in Security Prices ("CRSP") Index for the New York Stock Exchange and the CRSP Index for the NASDAQ Retail Trade Stocks, the Company's peer index group. The Company's peer group includes over 150 companies. The Cumulative Total Return listed below assumed an initial investment of $100 and reinvestment of dividends.

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS OF THE COMPANY,
           CRSP* INDEX FOR THE NYSE STOCK MARKET (U.S. COMPANIES) AND
                   CRSP INDEX FOR NASDAQ RETAIL TRADE STOCKS

                           (PERFORMANCE LINE GRAPH)

--------------------------------------------------------------------------------
                       2/2/97    2/1/98    1/31/99   1/30/00   1/28/01   2/3/02
--------------------------------------------------------------------------------
 Williams-Sonoma,
  Inc.                  100.0     134.6     219.4     199.2     167.5     283.2
 NYSE Stock Market      100.0     118.0     184.7     284.9     207.0     140.2
 NASDAQ Retail Trade    100.0     116.6     142.3     114.1      87.0     104.5
--------------------------------------------------------------------------------

     The above graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D. The index level for all series was set to $100.00 on 2/2/97.
---------------
* Center for Research in Security Prices, The University of Chicago, Graduate School of Business.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has an operating lease for a distribution facility in Memphis, Tennessee with a term expiring August 2004. The lessor is a general partnership ("Partnership 1") comprised of W. Howard Lester, Chairman of the Board of Directors and a significant shareholder of the Company and James A. McMahan, a director and significant shareholder of the Company. Partnership 1 does not have operations separate from leasing of this distribution facility to the Company and does not have lease agreements with any unrelated third parties.

     Partnership 1 financed the construction of this distribution facility through the sale of a total of $9,200,000 of industrial development bonds in 1983 and 1985. Annual principal payments and monthly interest payments are required through maturity in December 2010. The Partnership 1 Industrial Development Bonds are secured by the distribution facility and the individual partners guaranteed the bond repayments. As of February 3, 2002, $3,633,000 was outstanding under the Partnership 1 Industrial Development Bonds.

     The operating lease for this distribution facility requires the Company to pay annual rent of $618,000 plus interest on the bonds calculated at a variable rate determined monthly (2.75% at February 3, 2002), applicable taxes, insurance and maintenance expenses. After August 2004, the Company is obligated to renew the operating lease until these bonds are fully repaid.

     The Company has an operating lease for another distribution facility in Memphis, Tennessee with a term of 15 years expiring August 2006, with three optional five-year renewal periods. The lessor is a general partnership ("Partnership 2") comprised of W. Howard Lester, James A. McMahan and two unrelated parties. Partnership 2 does not have operations separate from leasing this distribution facility to the Company and does not have lease agreements with any unrelated third parties.

     Partnership 2 financed the construction of this distribution facility and related addition through the sale of a total of $24,000,000 of industrial development bonds in 1990 and 1994. Quarterly principal and interest payments are required through maturity in August 2015. The Partnership 2 Industrial Development Bonds are secured by the distribution facility and require maintenance of certain financial covenants by the Company. As of February 3, 2002, $16,809,000 was outstanding under the Partnership 2 Industrial Development Bonds.

     The operating lease for this distribution facility requires the Company to pay annual rent of approximately $2,700,000, applicable taxes, insurance and maintenance expenses. The Company is obligated to renew this operating lease until these bonds are fully repaid.

     On March 4, 2002, the Company's Board of Directors authorized management to obtain information, conduct negotiations, and enter into appropriate agreements with the intent to pursue potential acquisitions of the distribution facilities currently leased from Partnerships 1 and 2 prior to the end of fiscal 2002. Any such acquisitions will be subject to the approval of the Board of Directors. There can be no assurance that any such acquisitions will be completed on acceptable terms to the Company or at all.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of the copies of reports received by the Company during or with respect to the fiscal year ended February 3, 2002, the Company believes that all reports required to be filed by the Company's directors, officers and 10% shareholders pursuant to Section 16(a) of the Exchange Act during or with respect to the fiscal year ended February 3, 2002, were filed on a timely basis, except that Mr. Robertson failed to file on a timely basis two Forms 4 which reported seven sales of Common Stock, Mr. Connolly failed to file on a timely basis one Form 4 which reported a gift of Common Stock and Ms. McCollam failed to file on a timely basis one Form 3.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the Common Stock, as of April 2, 2002, by (a) each person known to the Company to be the beneficial owner of more than 5% of the

Common Stock, (b) each director and nominee for director, (c) each Named Executive Officer and (d) all current executive officers and directors as a group. Unless otherwise noted, the persons listed below have sole voting and investment power. Each director and executive officer has furnished the information as to his or her beneficial ownership of Common Stock as of April 2, 2002.

                                                                       AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER       POSITION WITH COMPANY       BENEFICIAL OWNERSHIP    CLASS(1)
------------------------------------       ---------------------       --------------------   ----------
James A. McMahan.....................            Director                    5,706,700(2)         9.9%
  2237 Colby Avenue
  Los Angeles, CA 90064
W. Howard Lester.....................            Chairman                    5,073,790(3)         8.7%
  c/o Williams-Sonoma, Inc.
  3250 Van Ness Avenue
  San Francisco, CA 94109
American Express Financial
  Corporation........................               --                       4,047,075(4)         7.1%
  200 AXP Financial Center
  Minneapolis, MN 55474
Capital Group International, Inc. ...               --                       3,778,420(5)         6.6%
  11100 Santa Monica Boulevard
  15th Floor
  Los Angeles, CA 90025-3384
Patrick J. Connolly..................    Executive Vice President,             630,305(6)         1.1%
                                         Chief Marketing Officer,
                                               and Director
Charles E. Williams..................           Founder and                    546,000            1.0%
                                               Vice Chairman
Dale W. Hilpert......................     Chief Executive Officer              350,000(7)           *
                                               and Director
John E. Martin.......................            Director                      267,000(8)           *
Laura J. Alber.......................           President,                      80,700(9)           *
                                            Pottery Barn Brands
James E. Boike.......................  Executive Vice President and             71,000(10)          *
                                          Chief Operating Officer
Adrian D.P. Bellamy..................            Director                       65,784(11)          *
Richard T. Robertson.................            Director                       32,199(12)          *
Edward A. Mueller....................            Director                       29,999(13)          *
Michael R. Lynch.....................            Director                       19,499(14)          *
Heather M. Reisman...................            Director                       14,999(15)          *
All current executive officers and
  directors as a group (18
  persons)...........................               --                      13,204,845(16)       22.2%

---------------

  *  Less than 1%.

 (1) Assumes exercise of stock options beneficially owned by the named individual or entity into shares of the Company's Common Stock. Based on 57,395,408 shares outstanding as of April 2, 2002.

 (2) Includes 96,000 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

 (3) Includes 964,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days. Does not include 881,546 shares owned by a trust established by Mr. Lester for the benefit of his children, in which shares Mr. Lester disclaims any beneficial interest. Mr. Lester was Chief Executive Officer until April 2001.

 (4) The information above and in this footnote is based on share information taken from the Schedule 13G of American Express Financial Corporation, filed February 7, 2002. American Express Financial Corporation, a parent holding company and registered investment advisor, has shared dispositive power of 4,047,075 shares of Common Stock and shared voting power over 2,664,455 shares of Common Stock.

 (5) The information above and in this footnote is based on share information taken from the Schedule 13G of Capital Group International, Inc., filed February 11, 2002. Capital Group International, Inc., a parent holding company of a group of investment management companies, has sole dispositive power over 3,778,420 shares of Common Stock and sole voting power over 2,990,150 shares of Common Stock.

 (6) Includes 253,250 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days. Does not include 5,238 shares owned by a trust established for the benefit of Mr. Connolly's children, in which shares Mr. Connolly disclaims any beneficial interest.

 (7) Includes 100,000 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days, and 250,000 shares of restricted stock which are subject to vesting requirements as set forth in Mr. Hilpert's employment agreement with the Company.

 (8) Includes 87,000 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

 (9) Includes 79,700 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(10) Includes 71,000 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(11) Includes 55,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(12) Includes 14,999 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(13) Includes 29,999 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(14) Includes 19,499 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(15) Includes 14,999 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

(16) Includes 2,076,006 shares subject to nonqualified stock options which are currently exercisable or exercisable within 60 days.

                                   PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     As recommended by its Audit Committee, the Board of Directors has selected Deloitte & Touche LLP as independent auditors for the fiscal year ending February 2, 2003, subject to ratification by the shareholders.

     Deloitte & Touche LLP has audited the Company's financial statements for the last twenty-two years and has no financial interest of any kind in the Company except the professional relationship between auditor and client. It is expected that their representative will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative will be available to respond to appropriate questions.

     In the event that the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending February 2, 2003 is not ratified by the shareholders, the Board of Directors will select other independent auditors.

     Affirmative votes representing a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting and voting on this proposal, which shares voting affirmatively must constitute at least a majority of the required quorum, will be required to approve this proposal. Abstentions and broker non-votes can have the effect of preventing approval of this proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS LISTED ABOVE.

                           PROPOSALS OF SHAREHOLDERS

     Proposals intended to be presented by shareholders at the 2003 annual meeting of shareholders and included in the Company's proxy statement for such meeting must comply with two sets of requirements. First, shareholder proposals must comply with the requirements contained in the Company's Restated Bylaws. Under the Company's Restated Bylaws, a shareholder must give advance notice to the Secretary of the Company of any business, including nominations of candidates for the Board of Directors, that the shareholder wishes to bring before a meeting of the Company's shareholders. To be timely, the notice must be received by the Secretary not less than 45 days nor more than 75 days prior to the first anniversary of the date of the mailing of proxy materials for the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the shareholder must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. With respect to a shareholder's nomination of a candidate for the Board of Directors, the shareholder notice to the Secretary must contain certain information as set forth in the Company's Restated Bylaws about both the nominee and the shareholder making the nomination. With respect to any other business that the shareholder proposes to bring before an annual meeting, the shareholder notice to the Secretary must contain a brief description of such business, the reasons for conducting such business at the meeting, as well as certain other information as set forth in the Company's Restated Bylaws.

     In addition, in order to be eligible for inclusion in the Company's proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals would have to be received by the Secretary of the Company no later than December 30, 2002 if the next annual meeting were held on or near May 29, 2003. In the event that the Company elects to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting, such shareholder proposals would have to be received by the Company a reasonable time before the Company's solicitation is made. Shareholder nominations of directors are not shareholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.

     If the Company does not have notice of a matter to come before the next annual meeting by the earlier of March 15, 2003 or the date specified in the first paragraph of this section (or, in the event the next annual meeting is held at a different time of year as described in such paragraph, then by the date described in such paragraph), the Company's proxy for such meeting will confer discretionary authority to vote for such matter.

     All shareholder proposals sent to the Company should be sent to the Secretary, Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109.

                      AVAILABILITY OF REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FOR FISCAL YEAR 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE UPON WRITTEN REQUEST AND WITHOUT CHARGE TO ANY SHAREHOLDER BY WRITING TO:

                       Secretary
                       Williams-Sonoma, Inc.
                       3250 Van Ness Avenue
                       San Francisco, California 94109

San Francisco, California
April 29, 2002

                             DIRECTORS AND OFFICERS

                                W. HOWARD LESTER
                                Chairman of the
                               Board of Directors

                                DALE W. HILPERT
                      Director and Chief Executive Officer

                              CHARLES E. WILLIAMS
                          Founder and Vice Chairman of
                             the Board of Directors

                              ADRIAN D. P. BELLAMY
                                    Director
                            Chairman and Director of
                              The Body Shop, Inc.,
                        The Body Shop International PLC,
                                Gucci Group N.V.
              Director of The Gap, Inc., and Reckitt Benckiser PLC

                              PATRICK J. CONNOLLY
                     Director and Executive Vice President,
                            Chief Marketing Officer

                                MICHAEL R. LYNCH
                                    Director
                               Managing Director,
                              Goldman, Sachs & Co.

                                JAMES A. MCMAHAN
                                    Director
                            Chief Executive Officer,
                            McMahan Furniture Stores

                               EDWARD A. MUELLER
                                    Director
                President and Chief Executive Officer, Ameritech

                               HEATHER M. REISMAN
                                    Director
                Chairman, Chief Executive Officer and President,
                           Indigo Books & Music, Inc.

                              RICHARD T. ROBERTSON
                                    Director
          President, Warner Brothers Domestic Television Distribution

                                 LAURA J. ALBER
                         President, Pottery Barn Brands

                                 JAMES E. BOIKE
                          Executive Vice President and
                            Chief Operating Officer

                                JOHN S. BRONSON
                             Senior Vice President,
                                Human Resources

                               JAMES A. BROWNELL
                             Senior Vice President,
                           Chief Information Officer

                                 PATRICK COWELL
                        President, Williams-Sonoma Brand

                               DONNA H. ISRALSKY
    Senior Vice President, Product Supply Chain and International Operations

                                 RONALD M. LOEB
                     Senior Vice President, General Counsel

                               SHARON L. MCCOLLAM
                             Senior Vice President,
                            Chief Financial Officer




                             CORPORATE INFORMATION

                             CORPORATE HEADQUARTERS
                             Williams-Sonoma, Inc.
                              3250 Van Ness Avenue
                            San Francisco, CA 94109

                             STOCK EXCHANGE LISTING
                            New York Stock Exchange
                                  Symbol: WSM

                               CORPORATE WEB SITE
                           www.williams-sonomainc.com

                                 ANNUAL MEETING
    The annual meeting of shareholders of Williams-Sonoma, Inc. will be held Wednesday, May 29, 2002 starting at 10:00 am (Pacific Daylight Time) at
     Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, CA 94109.

                                 TRANSFER AGENT
                        Mellon Investor Services, L.L.C.
                               85 Challenger Road
                           Ridgefield Park, NJ 07660
                               Web Site Address:
                             www.melloninvestor.com
                             Phone: 1-800-356-2017

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               50 Fremont Street
                            San Francisco, CA 94105

                                   TRADEMARKS
A Catalog for Cooks, Chambers, Hold Everything, Pottery Barn, Pottery Barn Kids,
      West Elm and Williams-Sonoma are trademarks of Williams-Sonoma, Inc.

                        STOCKHOLDER/INVESTOR INFORMATION
                         www.williams-sonomainc.com/inv

                                      PROXY

                              WILLIAMS-SONOMA, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder of Williams-Sonoma, Inc. (the "Company") hereby appoints W. Howard Lester and Patrick J. Connolly, and each of them, with full power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned on April 2, 2002, at the 2002 Annual Meeting of Shareholders of the Company, to be held on Wednesday, May 29, 2002 at 10:00 a.m. (Pacific Daylight Time) at 3250 Van Ness Avenue, San Francisco, California 94109, and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED DIRECTORS AND FOR PROPOSAL 2.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE.)


                                                                    SEE REVERSE
                                                                        SIDE

                            - FOLD AND DETACH HERE -

                                                             Please mark     [X]
                                                             your votes as
                                                             indicated in
                                                             this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.


                                  FOR THE ELECTION AS
                                    DIRECTORS OF ALL               WITHHOLD
                                    NOMINEES LISTED.              AUTHORITY
1.  ELECTION OF DIRECTORS          (EXCEPT AS MARKED           TO VOTE FOR ALL
                                    TO THE CONTRARY).          NOMINEES LISTED.
                                         [  ]                         [  ]


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW):

01  Charles E. Williams     05  Patrick J. Connolly      09   Heather M. Reisman
02  W. Howard Lester        06  Adrian D.P. Bellamy      10   James A. McMahan
03  Edward A. Mueller       07  Richard T. Robertson
04  Dale W. Hilpert         08  Michael R. Lynch

                                                   FOR      AGAINST      ABSTAIN

2.  PROPOSAL TO RATIFY THE SELECTION OF            [ ]        [  ]         [  ]
    DELOITTE & TOUCHE LLP AS INDEPENDENT
    AUDITORS FOR THE 2002 FISCAL YEAR.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION FOR THE ELECTION OF THE NAMED DIRECTORS AND FOR PROPOSAL 2. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED IN THE PROXY STATEMENT.

                          NOTE: When stock has been issued in the name of two or more persons, all should sign. When signing as attorney, administrator, trustee or guardian, give full title as such. A corporation should have the name signed by its president or other authorized officer, with the office held designated. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Annual Report for the 2001 Fiscal Year furnished herewith.

                          _____________________________________________________
                                            Please Print Name(s)

Signature(s) _____________________________________  Date _________________, 2002
Please sign exactly as your name or names appear on this proxy and return it promptly in the enclosed envelope.


                            - FOLD AND DETACH HERE -